1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye Investor Presentation January 2022 Exhibit 99.2

Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a vital, novel twice-yearly treatment for wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU® and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; the success of current and future license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; termination or breach of current license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. Forward looking statements

COMPANY OVERVIEW Pipeline leveraging proven Durasert® technology * Compelling pipeline focused on retinal disease EYP-1901 - advancing into phase 2 trials for wet AMD, diabetic retinopathy (DR), and retinal vein occlusion (RVO) after positive phase 1 interim results and positive Type C FDA meeting guidance Additional molecules and MOAs under evaluation Durasert® - proven intravitreal (IVT) drug delivery platform Sustained local drug delivery Constant (zero-order kinetics), stable release of drug in the eye over weeks, months or years Safely administered to thousands of patients' eyes across four FDA approved products Commercial franchises - YUTIQ® and DEXYCU® Positioned to break-even in 2022 as stand-alone franchise YUTIQ 50 in Phase 3 study supporting an sNDA filing DEXYCU sales and marketing now managed by commercial partner ImpriminsRx as we focus on retina 3 | EYEPOINT PHARMACEUTICALS *non-erodible

5 | EYEPOINT PHARMACEUTICALS DURASERT® Proven sustained release intravitreal drug delivery PLATFORM TECHNOLOGY 4 | EYEPOINT PHARMACEUTICALS

TECHNOLOGY DURASERT® Proven safe, sustained intravitreal delivery Delivered by a simple, single in-office intravitreal injection Continuous, stable release provides consistent and reliable drug delivery over weeks, months, or years Approved Products YUTIQ® (2018, EyePoint) Posterior Segment Uveitis ILUVIEN® (2014, Alimera) - DME RETISERT® (2005, B&L) - Uveitis VITRASERT® (1996, B&L) - CMV retinitis Development Candidates EYP-1901 Wet AMD Diabetic Retinopathy (DR) Retinal Vein Occlusion (RVO) YUTIQ® 50 Posterior Segment Uveitis 5 | EYEPOINT PHARMACEUTICALS

6 | EYEPOINT PHARMACEUTICALS Retinal disease focused pipeline

EYP-1901 – IVT delivery of vorolanib using bioerodible Durasert® as a potential six-month treatment Our goal is nothing short of transforming the treatment of wet AMD, diabetic retinopathy, and retinal vein occlusion PIPELINE 7 | EYEPOINT PHARMACEUTICALS

PIPELINE EYP-1901 RETROSPECTIVE STUDY OF 3350 RANIBIZUMAB AND 4300 AFLIBERCEPT TREATMENT-NAIVE EYES WITH WET AMD 8 | EYEPOINT PHARMACEUTICALS Real World Reality – Even One Missed Injection Can Mean Loss of Vision Study evaluated 1,041 pts getting intravitreal anti-VEGF therapies 60% went to scheduled follow up - 40% did not Conclusion: With frequent injections required for current standard of care, a delay in care of only 5.34 weeks resulted in visual loss Sustained release options may give practitioners and patients improved outcomes

EYP-1901 – A Novel Approach to Wet AMD Therapy Vorolanib in Bioerodible Durasert®



EYP-1901 insert at month 5 post-injection

Bioerodible Durasert® :

Similar technology used in YUTIQ®, Retisert®, and Vitrasert®

- Polyimide shell removed (used for 3-year duration)
- Bioerodible core matrix remains
- Initial burst from the surface of implant
- Constant, zero-order kinetic release rate for months

vorolanib

- Receptor-binding, small molecule tyrosine kinase inhibitor (TKI)
- Activity against all isoforms of VEGF and PDGF
- Oral vorolanib previously studied in a wet AMD ph1 and ph2 programs[1,2]

9 | EYEPOINT PHARMACEUTICALS

1. Jackson et al. JAMA Ophthalmol 2017
2. Cohen MN et al. Br J Ophthalmol. 2021

23 | EYEPOINT PHARMACEUTICALS Effective blocking of VEGFR Prevents Exudation and Loss of Vision PIPELINE EYP-1901 VEGF-B VEGF-C VEGF-D VEGF-A R1 / INFLAMMATION R2 / BLOOD VESSEL LEAKAGE R3 / BLOOD VESSEL GROWTH & LEAKAGE VEGF SIGNALING PATHWAYS VOROLANIB Approved Anti-VEGF-A therapies VOROLANIB VOROLANIB 10 | EYEPOINT PHARMACEUTICALS

EYP-1901 – Intellectual Property Overview USFDA Exclusivity Potential 5 years for new chemical entity or 3 years for new clinical investigation In-Licensed Patents and Applications US patents expiring in 2027 US patent expiring in 2037, and related pending US application Ex-US patents and pending patent applications EyePoint Patent Applications International Patent Application (PCT) filed in September 2021 US provisional application filed in October 2021 11 | EYEPOINT PHARMACEUTICALS

EYP-1901 phase 1 trial interim results 12 | EYEPOINT PHARMACEUTICALS

6-month interim data summary: All study objectives successfully met Positive safety data: No ocular Serious Adverse Events (SAEs) reported No drug-related systemic SAEs reported All ocular AEs were < grade 2; the only grade 3 AE was not drug-related EFFICACY Positive efficacy Data: Stable VA and OCT Median time to rescue: 6 months Clinically significant reduction in treatment burden SAFETY EYP-1901 –DAVIO Phase 1 Study in Wet AMD “Durasert and Vorolanib in Ophthalmology” 13 | EYEPOINT PHARMACEUTICALS

BCVA: best corrected visual acuity; ETDRS: Early Treatment Diabetic Retinopathy Study; CST: central subfield thickness EYP-1901 Phase 1 DAVIO Study Participants and 6-month Follow-Up 15 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study 6-Month Results: Safety 16 | EYEPOINT PHARMACEUTICALS

No other reported significant adverse events such as: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation AC, anterior chamber; AE, adverse event; BCVA, best corrected visual acuity; SAE, serious adverse event Positive overall safety data No ocular serious adverse events (SAEs) reported No drug-related systemic SAEs reported Ocular AEs: One eye: mild asymptomatic anterior chamber cell/flare; Treated with Maxitrol® eyedrops – resolved in 8 days –no sequelae or recurrence One eye: asymptomatic vitreous hemorrhage from injection; Observed EYP-1901 – Phase 1 DAVIO Study Primary Endpoint – Safety at 6 months 17 | EYEPOINT PHARMACEUTICALS

a. All mild-to-moderate in severity and determined not related to study drug b. Grade 1/Mild AEs of particular interest AC anterior chamber; AE, adverse event; BCVA, best corrected visual acuity; OS, left eye; OU; both eyes EYP-1901 - Phase 1 DAVIO Study Summary at 6 Months - Ocular Safety  18 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study 6 Month Results: visual acuity, CST, rescue free rates, and reduction in treatment burden 19 | EYEPOINT PHARMACEUTICALS

EYP-1901 – Phase 1 DAVIO Study Average Visual Acuity (VA) Stable 6 Months After Treatment BCVA: best corrected visual acuity Interim data – monitored through 6 months For all 17 eyes at 6 months VA = -2.5 letters 20 | EYEPOINT PHARMACEUTICALS

OCT: optical coherence tomography; CST: central subfield thickness Interim data – monitored through 6 months EYP-1901 - Phase 1 DAVIO Study Central Subfield Thickness (CST) Sustainable Anatomical Control & Efficacy For all 17 eyes at 6 months CST on OCT = - 2.7 microns 21 | EYEPOINT PHARMACEUTICALS

Interim data – monitored through 6 months EYP-1901 Phase 1 DAVIO Study Rescue-free Rates up to Each Visit: Entire Study group 22 | EYEPOINT PHARMACEUTICALS

Interim data – monitored through 6 months EYP-1901 Phase 1 DAVIO Study Rescue-free Rates up to Each Visit 8 of 17 eyes rescue-free at 6 months 23 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study Details on Patients (n=9) That Received Rescue Anti-VEGF Therapy Up to six months CST: central subfield thickness; SRF: subretinal fluid; IRF: intra-retinal fluid CST’s NOT Reading Center Confirmed - Interim data – monitored through 6 months 24 | EYEPOINT PHARMACEUTICALS

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months EYP-1901 Phase 1 DAVIO Study – 6 Month Results Clinically Significant Reduction in Treatment Burden - 79 % for the entire cohort Interim data – monitored through 4 months 25 | EYEPOINT PHARMACEUTICALS

Screening Visit: 6 anti-VEGF injections prior to enrollment Initial Diagnosis: 9 months prior to enrollment Screening visits prior to treatment EYP-1901 Phase 1 DAVIO Study Case 1: Entered Dry, Stayed Dry for 9 Months Low dose cohort (EYP-1901 440 µg) 26 | EYEPOINT PHARMACEUTICALS

Month 5 – no rescue EYP-1901 Phase 1 DAVIO Study Case 1: Post-Treatment (No Rescues Through Month 9) Low dose cohort (EYP-1901 440 µg) 27 | EYEPOINT PHARMACEUTICALS

Screening Visit (9 prior anti-VEGF injections) Prior to Treatment EYP-1901 Phase 1 DAVIO Study Case 2: Rescued at Month 1 and failure of both SOC and EYP-1901 Low dose cohort (EYP-1901 440 µg) Significant intraretinal fluid 28 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study Case 2: Rescued at Month 1 and failure of both SOC and EYP-1901 Low Dose Cohort (EYP-1901 440 µg) Despite early rescue, EYP1901 still reduced treatment burden by 34% Month 1 – Rescue 8 weeks post Eylea rescue #1 12 weeks post EYP1901 5 weeks post Eylea 4 weeks post EYP1901 4 weeks post Eylea 16 weeks post EYP1901 8 weeks post Eylea 20 weeks post EYP1901 4 weeks post Eylea 24 weeks post EYP1901 4 weeks post Eylea rescue # 3 24 weeks post EYP1901 5 weeks post Eylea rescue # 3 24 weeks post EYP1901 29 | EYEPOINT PHARMACEUTICALS

Screening Visit (8 prior anti-VEGF injections) Prior to treatment EYP-1901 Phase 1 DAVIO Study Case 3: Entered the Study With Subretinal Fluid High dose cohort (EYP-1901 3090 µg) 30 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study Case 3: Post-treatment – New Fluid Doesn’t Mean Rescue ! High dose cohort (EYP-1901 3090 µg) Month 6 – no rescue 31 | EYEPOINT PHARMACEUTICALS

Proof of Concept for bioerodible Durasert and vorolanib in wet AMD Positive Safety Data No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs - majority mild and to be expected EFFICACY Positive Efficacy Data: Stable VA and OCT Median time to rescue: 6 months 76 % rescue-free up to 4 months 53 % rescue-free up to 6 months Clinically significant reduction in treatment burden by 79 % SAFETY EYP-1901 Phase 1 DAVIO Study 6-Month Summary - All Objectives Successfully Met 32 | EYEPOINT PHARMACEUTICALS

Continued Positive Safety Data No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs - majority mild and to be expected SAFETY EYP-1901 Phase 1 DAVIO Study 8 month Update For All 17 Patients DURABILITY 7 of 17 (41%) eyes rescue-free through 8-months follow up 33 | EYEPOINT PHARMACEUTICALS

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months EYP-1901 Phase 1 DAVIO Study – January 2022 Update Clinically Significant Reduction in Treatment Burden - 76 % for the entire cohort Interim data – monitored through 6 months 34 | EYEPOINT PHARMACEUTICALS

Phase 2 Plan Positive and collaborative Type C meeting held with FDA in December 2021 Obtained guidance on Phase 2 and pivotal studies Phase 2 trial in Wet AMD expected to initiate in Q3 of 2022 Two doses, randomized and controlled (aflibercept) Approximately 144 patients across the three arms Anticipate leveraging Phase 1 clinical findings and observations around biomarkers to refine Phase 2 clinical trial design Phase 2 trial in Diabetic Retinopathy expected to initiate in 2H 2022 PIPELINE EYP-1901 35 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO Study Retrospective Sub-Group (N=11) Analysis Based on Entry Criteria and Anticipated Dosing in Phase 2 Wet AMD Study – 86 % reduction in Treatment Burden SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months Subgroup Analysis of DAVIO Medium and High Dose Patients – Eliminating the 1-month Rescues SOC Anti-VEGF Injections Before and After Treatment Reduction in Treatment Burden of 86 % overall Interim data – monitored through 6 months 36 | EYEPOINT PHARMACEUTICALS

2022 and Beyond Positioned to Transform the Ophthalmology Landscape Paradigm-shifting potential of DURASERT technology now demonstrated with multiple approved drugs and small molecule agents Ability to utilize technology for small molecule agents with different MOAs Ability to tailor and control dosing frequency for specific indications and patient populations Ability to inject multiple implants with a single injection Apply new technological enhancements to DURASERT platform to further expand the scope and scale of new indications PIPELINE EYP-1901 37 | EYEPOINT PHARMACEUTICALS

Products FDA approved commercial products 38 | EYEPOINT PHARMACEUTICALS

Approved for the treatment of chronic non-infectious uveitis affecting the back of the eye Commercially launched in U.S. in 2019 Patent protection to August 2027 Constant and stable release of fluocinolone with Durasert helps prevent uveitis flares for up to 3 years LICENSE AGREEMENTS Alimera Sciences, Inc. has rights for non-infectious posterior uveitis in the EMEA Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS CONTINUOUS CALM IN UVEITIS 39 | EYEPOINT PHARMACEUTICALS

PRODUCTS 60K–100K patients are suffering from uveitis in the U.S. The need Flares can cause blindness 30,000 Americans become blind each year because of uveitis Uveitis lasts a lifetime and often affects people in middle age Conventional treatment is burdensome for patients and caregivers The YUTIQ answer 3-year continuous treatment in a single injection that controls flares and preserves eyesight Simple administration in the physician’s office Gives patients and physicians the confidence that comes with three years of assured compliance CONTINUOUS CALM IN UVEITIS Chronic non-infectious uveitis causes blindness with every flare 40 | EYEPOINT PHARMACEUTICALS

PRODUCTS CONTINUOUS CALM IN UVEITIS Continuous 3-year delivery limits blindness-causing uveitis flares Time to recurrence of uveitis within 36 months YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS PROBABILITY RECURRENCE 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 TIME (DAYS) 3 YEARS IMPLANT DEPLETION FAI Insert (N=87) Sham Injection (N=42) US Phase 3 Trial 41 | EYEPOINT PHARMACEUTICALS

PRODUCTS CUSTOMER DEMAND IN UNITS CONTINUOUS CALM IN UVEITIS Record customer demand* in Q4 2021 *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors. ~650 42 | EYEPOINT PHARMACEUTICALS

Treatment of inflammation following ocular surgery Effective January 1, 2022 sales and marketing activities to be managed by our commercial alliance partner ImprimisRX EyePoint to retain NDA and continue to record revenue and COGS for DEXYCU sales LICENSE AGREEMENT Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS TARGET THE SITE DEXYCU eligible for Category III CPT code, 0X78T for the administration of a drug into the posterior chamber of the anterior segment of the eye, effective January 1, 2022 Centers for Medicare & Medicaid Services (CMS) extended DEXYCU pass through payment status until December 31, 2022, as part of its Hospital Outpatient Prospective Payment System Final Rule 43 | EYEPOINT PHARMACEUTICALS

PRODUCTS TARGET THE SITE CUSTOMER DEMAND IN UNITS Record customer demand* in Q4 2021 *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors. 44 | EYEPOINT PHARMACEUTICALS

DELIVERING INNOVATION TO THE EYE Financial Summary ~$210 million of Cash on December 31, 2021 $38.9 million of debt on December 31, 2021 $8.6 million of net product revenues in Q3 2021, a 49% increase over Q3 2020 $24.1 million of net product revenues YTD September 30, 2021, a 70% increase over YTD September 30, 2020 Solid cash position and growing revenues supporting strong cash runway 45 | EYEPOINT PHARMACEUTICALS

1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye